UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       March 18, 2003
                                                        (February 14, 2003)

                         Terra Block International, Inc.
                    ---------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                     000-31935                65-0729440
----------------------------       ----------------       ----------------------
(State or other jurisdiction       (Commission            (IRS Employer
   of incorporation)                   file number)          Identification No.)

2637 Erie Avenue, Suite 207
Cincinnati, OH                                                  45208
----------------------------------------                  ----------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (513) 533-1220


                                       N/A
            --------------------------------------------------------
          (Former name or former address, if changes since last report)


Copy of Communications to:
                                  Donald F. Mintmire
                                  Mintmire & Associates
                                  265 Sunrise Avenue, Suite 204
                                  Palm Beach, FL 33480
                                  Phone: (561) 832-5696
                                  Fax: (561) 659-5371

This  Form  8-K/A  amends  the Form 8-K  filed on March 3,  2003 by Terra  Block
International, Inc., a Nevada corporation formerly known as L.L. Brown International, Inc. The purpose of this amendment to Form 8-K is to provide financial statements and the pro forma financial information for Terra Block Consolidated, Inc., a Nevada corporation, as required by Item 7 of Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of business acquired.

Pursuant to the requirements of Regulation S-X 210.3.05(b), the following are audited financial statements of Terra Block Consolidated, Inc., a Nevada corporation, for the period ending December 31, 2002. The registrant acquired all of the outstanding capital stock of such entity on February 14, 2003.







                         Terra Block Consolidated, Inc.

                             Balance Sheet-Start Up

                                December 31, 2002

                         Terra Block Consolidated, Inc.



                                    CONTENTS


                                                                            Page

 Financial Statement

Auditors' Report ............................................................F-1

Balance Sheet ...............................................................F-2

Notes to Financial Statement.................................................F-3

                               Melton & Co., P.C.
                          ____________________________
                          Certified Public Accountants



                          INDEPENDENT AUDITOR'S REPORT



The Board of Directors
Terra Block Consolidated, Inc.
Cincinnati, Ohio

We  have  audited  the  accompanying  balance  sheet-start  up  of  Terra  Block
Consolidated, Inc. as of December 31, 2002. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects the financial position of Terra Block Consolidated, Inc. as of December 31, 2002.




/s/ Andrew I.  Melton
------------------------
Andrew I.  Melton, CPA
Managing Partner



February 27, 2003

                         Terra Block Consolidated, Inc.
                             Balance Sheet-Start Up
                                December 31, 2002


ASSETS

      Current
      Assets
             Cash                                                   $      9,593
                                                                 ---------------

                        Total Current Assets                               9,593


      Start Up Cost                                                       33,408
                                                                 ---------------

      TOTAL ASSETS                                                $       43,001
                                                                 ===============


LIABILITIES AND STOCKHOLDERS' EQUITY

      Notes Payable                                                       35,000

      Stockholders' Equity

             Capital Stock                                                 8,001
                                                                 ---------------

                        Total Stockholders Equity                          8,001
                                                                 ---------------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $      43,001
                                                                 ===============



                             See Accompanying Notes

                       Tara Block Consolidated, Inc.
                          Notes to Financial Statement
                                December 31, 2002




Note 1 - Organization

Tara Block Consolidated, Inc. ("The Company") is a Nevada Corporation that conducts business from its headquarters in Cincinnati, Ohio. The Company was incorporated in May 2002.

The Company has an Exclusive Licensing Agreement and Purchase Option with Terra Block, Inc., a Florida corporation, to make, have made, use and sell its Licensed Products under its License Patent Rights, Trade Secret Materials and all its existing license rights anywhere in the world.


Note 2 - Summary of Significant Accounting Policies

Principles of consolidation

The financial statement, currently, only includes the accounts of Terra Block Consolidated, Inc.

Start Up Cost

Start up cost consist of all cost necessary to get the Company to an operational position, including bank charges, consulting fees, office supplies, postage, legal fees, rent, telephone and travel. Start up cost will be amortized over five(5) years using the straight line method.


Note 3 - Subsequent Event

Subsequent to the balance sheet date, the Company acquired L. L. Brown International, Inc., a public corporation.

Note 4 - Notes Payable

Promissory  notes dated  October 2002 payable to officers of
the corporation. Due in April 2003                              $ 35,000
                                                                =========

                         Terra Block International, Inc.

                   Consolidated Pro Forma Financial Statements

                                December 31, 2002

                         Terra Block International, Inc.




                                    CONTENTS


                                                                            Page

Consolidated Pro Forma Financial Statements

Auditors' Report ............................................................F-4

Balance Sheet ...............................................................F-5

Statement of Operations......................................................F-6

Statement of Stockholders' Equity (Deficit)..................................F-7

Statement of Cash Flows......................................................F-8

Notes to Financial Statements................................................F-9

                               Melton & Co., P.C.
                          ____________________________
                          Certified Public Accountants

                          INDEPENDENT AUDITOR'S REPORT


The Board of Directors
Terra Block International,Inc.
Cincinnati, Ohio

We have audited the accompanying pro forma consolidated balance sheet of Terra Block International, Inc. as of December 31, 2002 and the related pro forma consolidated statements of operations, stockholders equity(deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the pro forma consolidated financial statements referred to above present fairly, in all material respects the consolidated financial position of Terra Block International, Inc., as it would have appeared, as of December 31, 2002 and the consolidated results of its operations and its cash flows, as they would have appeared, for the year then ended in conformity with generally accepted accounting principles.

The accompanying pro forma financial statements have been prepared assuming that the company will continue as a going concern. As discussed in note 10 to the financial statements, the Company has experienced significant operating losses. The Company's financial position and operating results raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 10. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




/s/ Andrew I.  Melton
------------------------
Andrew I.  Melton, CPA
Managing Partner

February 28, 2003

                         Terra Block International, Inc.
                      Consolidated Pro Forma Balance Sheet
                                December 31, 2002

                                                              L.L. Brown      Terra Block    Acquisition      Terra Block
                                                            International,   Consolidated,   Adjustments     International,
                                                                 Inc.            Inc.                             Inc.
                                                           ---------------  --------------- -------------  -----------------
         ASSETS
Cash and Cash Equivalents                                  $              0 $         9,593 $        9,593 $           9,593
Accounts Receivable, Net                                             87,582                        (87,582)                0
Inventory                                                            34,043                        (34,043)                0
Deposits                                                              7,260                         (7,260)                0
                                                           ---------------- ---------------                 ----------------
               Total Current Assets                                 128,885           9,593                            9,593

                                                                     25,078                        (25,078)                0

Start Up Costs                                                                       33,408          33,408           33,408
Due From Stockholders                                                31,982                         (31,982)               0
                                                           ---------------- ---------------                 ----------------

                                                           $        185,945 $        43,001                           43,001
                                                           ================ ===============                 ================

LIABILITIES AND STOCKHOLDERS' EQUITY(DEFICIT)

Bank Overdrafts                                                      22,773                          22,773                0
Accounts Payable                                                    271,015                         171,579           99,436
Notes Payable                                                         9,525                           9,525                0
Accrued Payroll and Business Taxes                                   64,932                          64,932                0
Current Maturities of Long Term Debt                                 24,023          35,000         (10,977)          35,000
                                                           ---------------- ---------------                 ----------------
               Total Current Liabilities                            392,268          35,000                          134,436
                                                           ---------------- ---------------                 ----------------

                                                                     17,140                          17,140                0

                                                           ---------------- ---------------                 ----------------
               Total Liabilities                                    409,408          35,000                          134,436
                                                           ---------------- ---------------                 ----------------

Preferred Stock, $.001 Par Value, 1,000,000
     Shares Authorized, No Shares Issued
Common Stock, $.001 Par Value, 20,000,000
      Shares Authorized, 10,638,803 Shares Issued                    10,640                             640           10,000
CommonStock, $.001 Par Value, 50,000,000
    Shares Authorized,10,000,000 Shares Issued
Additional Paid-In-Capital                                          604,628                        (132,668)         737,296
Accumulated Deficit                                                (838,731)                                        (838,731)
Capital Stock                                                                         8,001
        Total Stockholders Equity(Deficit)                         (223,463)          8,001                          (91,435)
                                                           ---------------- ---------------                 ----------------

                                                           $        185,945 $        43,001 $            0  $         43,001
                                                           ================ ===============                 ================

                             See accompanying notes

                         Terra Block International, Inc.
                 Consolidated Pro Forma Statement of Operations
                      For The Year Ended December 31, 2002

                                                    L.L. Brown      Terra Block     Acquisition    Terra Block
                                                  International,   Consolidated,    Adjustments   International,
                                                       Inc.             Inc.                           Inc.
                                                 ---------------  --------------- -------------  -----------------


Revenue                                          $        525,966                                $        525,966

Cost of Sales                                             159,212                                         159,212
                                                 ---------------- ----------------               ----------------

Gross Profit                                              366,754                                         366,754

General & Administrative                                  307,602                                         307,602
                                                 ---------------- ----------------               ----------------

    Income(Loss) from Operations                           59,152                                          59,152

    Interest Expense                                        7,204                                           7,204
                                                 ---------------- ----------------               ----------------

    Income(Loss) before Taxes                              51,948                                          51,948

    Income Taxes                                                0                                               0
                                                 ---------------- ----------------               ----------------

Net Income(Loss)                                 $         51,948                                $         51,948
                                                 ================ ================               ================



Net Income(Loss) Per Share-Basic and Diluted     $          0.005                                $          0.005

Weighted Average Basic Shares Outstanding              10,638,803                                      10,638,803


                             See accompanying notes

                         Terra Block International, Inc.
            Consolidated Pro Forma Statement of Stockholders' Equity
                      For The Year Ended December 31, 2002




                                  Common Stock                   Additional      Accumulated
                                     Shares         Amount          PIC            Deficit             Total
                                ---------------- ------------ --------------- ----------------- -------------------

Balance at December 31, 2001          10,638,803       10,640         604,628          (890,679)          ($275,411)


    Net Effect of Acquisition          (638,803)        (640)         132,668                               132,028


    Net Income(Loss)                                                                     51,948             $51,948

                                -----------------------------------------------------------------------------------
Balance at December 31, 2002          10,000,000       10,000         737,296          (838,731)            (91,435)
                                ===================================================================================







                             See accompanying notes

                         Terra Block International, Inc.
                 Consolidated Pro Forma Statement of Cash Flows
                      For The Years Ended December 31, 2002

                                                 L.L. Brown        Terra Block     Acquisition     Terra Block
                                                International     Consolidated,    Adjustments   International,
                                                                      Inc.                            Inc.
                                              ----------------- ----------------- ------------- -----------------
Cash flows from operating activities
   Net income(loss)                           $          51,948                                 $          51,948
                                              ----------------- -----------------               -----------------
   Adjustments to reconcile net loss
       used in operating activities
     Depreciation                                        12,047                                            12,047
     Stock issued in lieu of cash compensation
     Changes in assets and liabilities
     Accounts receivable                                (60,263)                                          (60,263)
     Inventory                                            6,952                                             6,952
     Deposits                                               594                                               594
     Accounts payable                                       432                                               432
     Accrued liabilities                                  9,457                                             9,457
                                              ----------------- -----------------               -----------------
     Total adjustments                                  (30,781)                                          (30,781)
                                              ----------------- -----------------               -----------------
  Net cash provided(used)in operating
        activities                                       21,167                                            21,167
                                              ----------------- -----------------               -----------------
Cash flows from financing activities
Proceeds from long-term debt
Proceeds from common stock
   Bank overdrafts                                       22,773                                            22,773
   Net borrowings(payments) on
        notes payable
   Principal payments on
        long-term debt                                  (32,989)                                          (32,989)
   Net advances to stockholders                         (22,586)                                          (22,586)
                                              ----------------- -----------------               -----------------
   Net cash provided(used) by
       financing activities                             (32,802)                                          (32,802)
                                              ----------------- -----------------               -----------------
Cash flows from investing activities
   Dispositions of property & equipment
   Purchases of property & equipment

   Net cash provided(used) by investing
       activities                                             0                                                 0
                                              ----------------- -----------------               -----------------

Net increase(decrease) in cash                          (11,635)                                          (11,635)

Cash at beginning of period                              11,635                                            11,635
                                              ----------------- -----------------               -----------------

Cash at December 31                           $               0                                 $               0
                                              ================= =================               =================

Supplemental disclosures
        of cash flow information
Cash paid during the period for interest      $           7,203                                 $           7,203
                                              =================                                 =================



                             See accompanying notes

                         Terra Block International, Inc.
              Notes to Consolidated Pro Forma Financial Statements
                                December 31, 2002




Note 1 - Organization

Terra Block International, Inc. ("The Company") is a Nevada Corporation that conducts business from its headquarters in Cincinnati, Ohio. The Company was incorporated in May 2002 and has acquired L.L. Brown International, Inc., a public corporation. The name of the Company was changed from L.L. Brown International, Inc to Terra Block International, Inc.

The Company has an Exclusive Licensing Agreement and Purchase Option with Terra Block, Inc., a Florida corporation, to make, have made, use and sell its Licensed Products under its License Patent Rights, Trade Secret Materials and all its existing license rights anywhere in the world.

L. L. Brown International, Inc. was incorporated in February 1997 as Smart Industries, Inc., and changed its name to L.L. Brown International, Inc., in March 1998.

In March 1998, L.L. Brown International, Inc. acquired 100 percent of the issued and outstanding shares of the common stock of L.L. Brown & Associates, Inc., a Washington corporation, by issuing 8,900,000 shares of its stock.

L.L. Brown International, Inc. is an educational corporation that designs curriculum and programs which are intended to teach people how to make positive changes in their lives. It sells materials and delivers seminars to corporations, nonprofit organizations, universities, welfare agencies, school districts, and youth service agencies throughout the United States.

Note 2 - Summary of Significant Accounting Policies

Principles of consolidation

The Consolidated financial statements include the accounts of Terra Block Consolidated, Inc., its wholly owned subsidiary. All significant intercompany balances and transactions have been eliminated.

Accounts Receivable

Accounts receivable consists primarily of trade receivables, bad debts allowance is accrued at 1% of net sales.

Inventories

Inventories consist of printed and audio/visual materials developed by the Company and are stated at the lower cost or market based on the first-in, first-out method.

Federal income tax

The provisions for income taxes is recorded in accordance with Statement of Financial Accounting Standards No. 109 (SFAS 109), "Accounting for Income Taxes". Under the liability method of SFAS 109, deferred tax assets and liabilities are determined based on temporary differences between financial reporting and tax bases of assets and liabilities and have been measured using the enacted marginal tax rates and laws that are currently in effect. The types of significant temporary differences include depreciation.

                         Terra Block International, Inc.
              Notes to Consolidated Pro Forma Financial Statements
                                December 31, 2002

Property and equipment

Property is stated at historical cost as detailed in Note 3. Major expenditures for property and those that substantially increase the useful lives of property are capitalized. Property is depreciated using the straight-line method over the estimated useful lives of the assets, ranging between five and seven years.

Leased Property is stated at the lower of the present value of future minimum lease payments or fair value of the property. Leased property is depreciated on a straight-line basis over the shorter of the lease term or the estimated useful lives ranging between five and seven years. Amortization of assets held under capital leases is included in depreciation expense.

Management's Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue at the time of shipment of product to its customers or completion of services provided.

Stock-based Compensation

The Company has chosen to account for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", and related Interpretations and to elect the disclosure option of SFAS No. 123, "Accounting for Stock-Based Compensation". Accordingly, compensation costs for stock options issued to employees is measured as the excess, if any, of the quoted market price of the Company's stock at the date of the grant over the amount an employee must pay to acquire the stock.

Note 3 -- Property and Equipment

The following is a summary of property and equipment, at cost:



Office Equipment                       $  72,072
Furniture & Fixtures                      39,758
Vehicles                                  42,775
Leasehold Improvements                     6,227
                                       ---------
                                       $ 160,832
Less: Accumulated Depreciation          (135,754)
                                       ---------
                                       $  25,078
                                       =========

                         Terra Block International, Inc.
              Notes to Consolidated Pro Forma Financial Statements
                                December 31, 2002


Note 4 - Notes Payable


The  company is oligated  under a demand  note  payable to a bank on which interest accrues at 9.75%. The note is secured
by  substantially  all  trade  receivables,   inventory  and
equipment.                                                      $       9,525


Promissory  notes dated  October 2002 payable to officers of
the corporation. Due April 2003.                                       35,000
                                                                 ------------
                                                                 $     44,525
                                                                 ============


Note 5 - Long-term Debt

Long-term debt consists of the following:

Lease payable to Renton Lincoln in monthly  installments  of
$543,  with  balloon  payment  of  $18,227  at the end of 36
months, secured by an automobile.                                      23,657

Note  payable to a bank payable in monthly  installments  of
$3,207 including interest at 9.75%, secured by substantially
all trade receivables, inventory and equipment.                        17,506
                                                                 ------------
                                                                       41,163

Less current maturities                                               (24,023)
                                                                 ------------

Long-term debt, less current maturities                          $     17,140
                                                                 ============

                         Terra Block International, Inc.
                Notes to Consolidated Forma Financial Statements
                                December 31, 2002



Note 6 - Advertising

Advertising costs are charged to operations when incurred, which amounted to $-0- for 2002.

Note 7 - Federal Income Taxes

At December 31, 2002 the Company had net operating loss carry forwards of approximately $839,000, expiring in year 2014. The amount recorded as deferred tax assets as of December 31, 2002 were approximately $280,000, which represents the amount of tax benefits arising from the loss of carry forwards. Due to the uncertainty regarding the Company's ability to generate taxable income in the future to realize the benefit from its deferred tax assets, the Company has established a valuation allowance of $280,000 against this deferred tax asset.

Note 8 - Commitments

The Company leases its administrative offices and certain equipment under operation leases expiring in 2003. The Company is obligated for minimum non-cancelable rental payments under the lease through its term as follows:

    Year ended Dec. 30,    2003                           55,920
                           -------------------------------------

                                                 $        55,920

Note 9 - Related Party Transactions

The Company had advances of $31,982 to the Vice President as of December 31, 2002. Additionally, the Company has several promissory notes with officers(see note 4).

Note 10 - Going Concern

As shown in the accompanying financial statements, the Company has incurred continuing losses the recent years of operations. The ability of the Company to continue as a going concern is dependent upon increasing sales and on obtaining additional capital and financing. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Note 11 - Start Up Cost

Start up cost consist of all cost necessary to get the Company to an operational position, including bank charges, consulting fees, office supplies, postage, legal fees, rent, telephone and travel. Start up cost are amortized over five(5) years using the straight line method.

(c) Exhibits

Exhibit No.     Description
------------    ----------------------------------------------------------
2.1      [1]    Share Exchange Agreement between L.L. Brown International, Inc. and LL Brown
                & Associates, Inc. dated March 14, 1998.

2.2      [8]    Share Exchange Agreement between L.L. Brown International, Inc. and Terra Block
                Consolidated, Inc. dated February 14, 2003.

3.(i).1  [1]    Articles of Incorporation of Smart Industries, Inc. filed February 19, 1997.

3.(i).2  [1]    Certificate of Amendment of Articles of Incorporation changing name to L.L. Brown
                International, Inc. filed March 24, 1998.

3.(i).3  [8]    Certificate of Amendment of Articles of Incorporation changing name to Terra
                Block International, Inc. filed February 19, 2003.

3.(ii).1 [1]    Bylaws of Smart Industries, Inc.

4.1      [1]    Form of Private Placement Offering of 1,600,000 common shares at $0.01 per share dated February 1997.

4.2      [1]    Form of Private Placement Offering of 500,000 common shares at $1.00 per share dated April 1998.

4.3      [1]    Renumbered as Exhibit 10.12.

5.1      [6]    Opinion of Mintmire & Associates.

10.1     [1]    Consulting Agreement between Neil Rand of Corporate Imaging and L.L. Brown dated March 2, 1998.

10.2     [1]    Renumbered as Exhibit 2.1.

10.3     [1]    Agreement between Steven Mundahl and Lester L. Brown to assist in writing auto-biography, dated September 1998.

10.4     [1]    Production Agreement between KBDI and Lester Brown dated September 1998.

10.5     [1]    Standard Industrial Lease between L.L. Brown and Cook Inlet Region, Inc. dated
                January 1999.

10.6     [1]    Service Contract between L.L. Brown and the County of Washtenaw, dated
                January 2000.

10.7     [1]    Agreement between L.L. Brown and Kern County for an Independent Thinking
                Skills Training for CalWorks Participants, dated May 2000.

10.8     [1]    Client Service Contract between L.L. Brown and the State of Washington
                Department of Social and Health Services, dated June 2000.

10.9     [1]    Non-Circumvention/Finder's Fee Agreement between L.L. Brown and David
                Penney & Associates, dated September 2000.

10.10    [2]    Service Agreement between the Company and CWA District 7 dated December 5,
                2000.

10.11    [2]    Service Agreement between the Company and Arizona, AFLCIO dated January 29,
                2001.

10.12    [1]    Promissory Note between L.L. Brown and KeyBank National Association in the amount of $126,104.00 dated October 1998.

10.13    [6]    L.L. Brown International, Inc. Year 2002  Employee/Consultant Stock Compensation
                Plan

10.14    [7]    Agreement between the Company and the Seminole Tribe of Florida dated August 30,
                2001.

10.15    [7]    Agreement between the Company and Capital Research Group, Inc., dated January
                17, 2002.

10.16    [8]     Exclusive License Agreement between Terra Block, Inc., a Florida corporation and
                Terra Block Consolidated, Inc., a Nevada corporation dated June 1, 2002.

11.1     [3]    Statement re:  computation of per share earnings.

16.1     [4]    Letter on change of certifying accountant pursuant to Regulation SK Section
                304(a)(3).

16.2     [5]    Letter on change of certifying accountant pursuant to Regulation SK Section
                304(a)(3).

23.1     [6]    Consent of George Stewart, CPA

23.2     [6]    Consent of Mintmire & Associates (contained in the opinion filed as Exhibit 5.1 hereof).
--------------------------------------

[1] Previously filed as an exhibit to the Company's Registration Statement on Form 10SB on November 13, 2000.
[2] Previously filed as an exhibit to the Company's Annual Report on Form 10KSB n March 21, 2001.
[3] Previously filed as an exhibit to the Company's First Amended Registration Statement on Form 10SB on April 5, 2001.
[4] Previously filed as an exhibit to the Company's Current Report on Form 8K on August 17, 2001.
[5] Previously filed as an exhibit to the Company's amended Current Report on Form 8K on August 27, 2001.
[6] Previously filed as an exhibit to the Company's Registration Statement on Form S-8 on January 25, 2002.
[7] Previously filed as an exhibit to the Company's Annual Report on Form 10KSB on March 29, 2002.
[8] Previously filed as an exhibit to the Company's Current Report on Form 8K on March 3, 2003.
*    Filed Herewith.

     (d) A report on Form 8-K was filed on August 17, 2001 to disclose a change in the Registrant's Certifying Accountant. On August 27, 2001, the Registrant filed an amended Current Report on Form 8-K to disclose additional information regarding the change of accountants at the request of the Commission. A report on Form 8-K was filed on March 3, 2003 to disclose a change of control of the Registrant.




                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



                         Terra Block International, Inc.
                          ---------------------------
                                  (Registrant)

Date:    March 18, 2003

                            By: /s/ Gregory A. Pitner
                              ----------------------------------------------
                                Gregory A. Pitner, President, CEO and Chairman

                            By: /s/ James E. Hines
                              ----------------------------------------------
                                James E. Hines, Vice-President, CFO and Director

                            By: /s/ Michael A. Gross
                              ----------------------------------------------
                                Michael A. Gross, COO and Director